UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Schedule 14C

INFORMATION STATEMENT PURSUANT TO SECTION 14(C)
OF THE SECURITIES EXCHANGE ACT OF 1934

(Amendment No. _)

Check the appropriate box:

☐	Preliminary Information Statement
☒	Definitive Information Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

SENTIENT BRANDS HOLDINGS, INC.

(Name of Registrant As Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

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☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) of Schedule 14A (17 CFR 240.14a-101) per Item 1 of this Schedule and Exchange Act Rules 14c-5(g) and 0-11

SENTIENT BRANDS HOLDINGS, INC.

110 East 59th Street, 22nd Floor

New York, New York 10022

Notice of Action Taken Pursuant to Written Consent of Stockholders

WE ARE NOT ASKING YOU FOR A PROXY AND

YOU ARE REQUESTED NOT TO SEND US A PROXY

THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS AND NO STOCKHOLDERS’ MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN. THIS INFORMATION STATEMENT IS BEING FURNISHED TO YOU SOLELY FOR THE PURPOSE OF INFORMING YOU OF THE MATTERS DESCRIBED HEREIN.

To the Stockholders of Sentient Brands Holdings, Inc. :

This Notice and accompanying Information Statement are being furnished to the stockholders of record of the outstanding common stock, $0.001 par value per share (the “Common Stock”), of Sentient Brands Holdings, Inc. (the “Company,” “we,” “us” or “our”), a Nevada corporation, as of the close of business on September 10, 2025 (the “Record Date”), pursuant to Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

The purpose of this Information Statement is to notify our stockholders, in accordance with Chapter 78 of the Nevada Revised Statutes (the “NRS”), that in lieu of a Special Meeting of the Stockholders of the Company, the holder of 1,000,000 shares of the Company’s Series B Preferred Stock, representing a majority of the voting power of our issued and outstanding voting capital stock (such holder, the “Majority Stockholder”) approved the following action (the “Corporate Action”) on September 10, 2025:

Approval of a recapitalization of the common stock such that each 30 shares of existing common stock will be converted into 1 share of post recapitalization common stock, and the subsequent filing of Amended and Restated Articles of Incorporation.

The foregoing action was approved on September 10, 2025, by the Board of Directors of the Company (the “Board of Directors”). The Majority Stockholder consent we received constitutes the only stockholder approval required under the NRS, our Amended Articles of Incorporation, and our Bylaws, to approve the Corporate Action. Our Board of Directors is not soliciting your consent or your proxy in connection with this action and neither consents nor proxies are being requested from stockholders.

The action taken by written consent of the Majority Stockholder will not become effective until the date that is twenty (20) calendar days after this Information Statement is first mailed or otherwise delivered to holders of our Common Stock as of the close of business on the Record Date.

By Order of the Board of Directors,

George Furlan Chief Executive Officer

September 25, 2025

Appendices:

Appendix A — Form of Certificate of Amendment Clause	5
Appendix B — Form of Amended and Restated Articles of Incorporation	6

INFORMATION STATEMENT

PURSUANT TO SECTION 14(c)

OF THE SECURITIES EXCHANGE ACT OF 1934

THIS INFORMATION STATEMENT IS BEING PROVIDED TO YOU BY THE BOARD OF

DIRECTORS OF THE COMPANY.

WE ARE NOT ASKING YOU FOR A PROXY, AND

YOU ARE REQUESTED NOT TO SEND US A PROXY.

GENERAL INFORMATION

Sentient Brands Holdings, Inc., a Nevada corporation, with its principal executive offices located at 110 East 59th Street, 22nd Floor, New York, New York 10022, is sending you this Notice and Information Statement (the “Information Statement”) to notify you of actions that the Majority Stockholder has taken by written consent in lieu of a special meeting of stockholders. References in this Information Statement to the “Company,” “we,” “our,” “us,” and “SNBH” are to Sentient Brands Holdings, Inc., and, to the extent applicable, its subsidiaries. The entire cost of furnishing this Information Statement will be borne by the Company. We will request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward the Information Statement to beneficial owners of the Common Stock held of record by them.

Copies of this Information Statement are first being mailed on or about September 25, 2025, to the stockholders of record of the outstanding shares of our Common Stock, $0.001 par value per share (the “Common Stock”), at the close of business on September 10, 2025, which we refer to as the “Record Date.”

Background

On September 10, 2025, the following action (the “Corporate Action”) was approved, respectively, by the Board of Directors of the Company (the “Board of Directors”) and by a written consent of the holder of 1,000,000 shares of the Company’s Series B Preferred Stock, representing a majority of the voting power of our issued and outstanding voting capital stock (such holder, the “Majority Stockholder”), in lieu of a special meeting of stockholders:

Recapitalization of the existing shares of common stock such that thirty (30) shares of existing common stock will be converted into one (1) share of common stock after the recapitalization. Following that Recapitalization Amendment, the Amended and Restated Articles of Incorporation will be filed.

The elimination of the need for a formal meeting of the stockholders to approve the Corporate Action is authorized by Section 78.320 of the Nevada Revised Statutes (the “NRS”), our Amended Articles of Incorporation and our Bylaws. Section 78.320 of the NRS provides that, unless otherwise provided in the Company’s Articles of Incorporation or Bylaws, any action required or permitted to be taken at a meeting of the Stockholders may be taken without a meeting if, before or after the action, a written consent thereto is signed by stockholders holding at least a majority of the voting power. Neither the Company’s Amended Articles of Incorporation nor its Bylaws prohibit the taking of action by its stockholders by written consent. Prompt notice of any such action taken by written consent must be provided to all holders of our Common Stock as of the Record Date. Further, according to Section 78.390(1)(b) of the NRS, an action by the stockholders on a matter (other than the election of directors) is approved if stockholders holding shares representing at least a majority of the voting power have approved the amendment.

In order to eliminate the costs and management time involved in holding a special meeting, the Corporate Action was approved by the written consent of the Majority Stockholder in lieu of a special meeting of stockholders.

This Information Statement shall constitute notice to you of the Majority Stockholder taking action by written consent under Section 78.320 of the NRS.

The consent of the Majority Stockholder we received constitutes the only stockholder approval required under the NRS, our Amended Articles of Incorporation and our Bylaws, to approve the Corporate Action. Our Board of Directors is not soliciting your consent or your proxy in connection with this action and neither consents, nor proxies are being requested from stockholders.

This Information Statement is being distributed pursuant to the requirements of Section 14(c) of the Exchange Act to our stockholders of record as of the close of business on the Record Date. The actions approved by the Majority Stockholder will be effective no earlier than twenty (20) days after the date this Information Statement is first mailed or otherwise delivered to holders of our Common Stock as of the Record Date, which we expect to be on or approximately September 25, 2025. Stockholders may also request a copy of the Information Statement by contacting our main office at 646.202.2897.

The entire cost of furnishing this Information Statement will be borne by us. We will request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this Information Statement to the beneficial owners of our voting securities held of record by them and we will reimburse such persons for out-of-pocket expenses incurred in forwarding such material.

CORPORATE ACTION TAKEN

This Information Statement contains a brief summary of the material aspects of the Corporate Action approved by the members of the Board of Directors of the Company and the Majority Stockholder.

Approval to recapitalize (reverse) the existing common stock such that thirty shares of common stock will be represented by one share of common stock, post recapitalization.

On September 10, 2025, our Board of Directors and the Majority Stockholder, respectively, approved the reverse recapitalization of thirty-to-one of the existing common stock (the “Reverse”) and the filing of a Certificate of Amendment (the “Amendment”) to the Company’s Amended Articles of Incorporation with the Secretary of State of Nevada to reflect such recapitalization. The Certificate of Amendment is attached hereto as Appendix A and is subject to non-material technical, administrative or similar changes and modifications by the officers of the Company, in order to comply with NRS. Thereafter, Appendix B, the Restated and Amended Articles of Incorporation will be filed.

The Amendment has no effect on the par value of the Company’s Common Stock.

The purpose of the Reverse is to provide the Board of Directors with the flexibility to issue additional shares of Common Stock in types of transactions which the Board of Directors believes may be accretive to stockholders, including acquisitions, consulting and employment relationships, and fund-raisings and to minimize the number of shares of stock in the marketplace prior to entering into acquisition agreements with prospective companies that the Company has identified as candidates.

The Company’s stockholders will not realize any dilution in their ownership or voting rights as a result of the reverse, but may experience dilution to the extent additional shares are issued in the future if the terms on which the shares issued are less favorable than the contemporaneous market value of the Company’s Common Stock.

EFFECTIVE DATE AND IMPLEMENTATION OF THE AMENDMENT

Pursuant to Rule 14c-2(b) promulgated under the Exchange Act, the Corporate Action will not become effective until at least 20 calendar days after the first mailing of this Information Statement to our stockholders as of the close of business on the Record Date (the date immediately following such period being the “Effective Date”). The Company currently anticipates that the share reverse will become effective on the Effective Date.

DISSENTERS’ RIGHTS OF APPRAISAL

Pursuant to the NRS, the Company’s Amended Articles of Incorporation, and our Bylaws, stockholders do not have any dissenter’s rights or appraisal rights in connection with the approval of the Corporate Action described in this Information Statement.

OUTSTANDING VOTING SECURITIES

Our voting securities consist of our shares of Common Stock and shares of Series B Preferred Stock, $0.001 par value per share (“Series B Preferred Stock”). Each share of Common Stock is entitled to one (1) vote on all matters submitted to stockholders. 1,000,000 shares of Series B Preferred Stock is entitled to a number of votes equal to 51% if the total votes of all other equity securities of the Company, and as a result, the holder of the Series B Preferred maintains majority voting control over the Company, regardless of the total number of votes held by other stockholders.

On the Record Date, September 10, 2025, there were issued and outstanding (a) 118,096,844 shares of Common Stock and (b) 1,000,000 shares of Series B Preferred Stock.

On September 10, 2025, the Majority Stockholder executed a written consent that approved the Corporate Action described in this Information Statement and, because the Corporate Action has been approved, this Information Statement does not solicit proxies.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding the beneficial ownership of our voting capital stock as of September 10, 2025, the Record Date, for (i) each named executive officers and directors; (ii) all named executive officers and directors as a group; and (iii) each other stockholder known to us owning more than 5% of our outstanding shares of Common Stock.

Beneficial ownership complies with SEC rules, generally including voting or investment power over securities. A person or group is deemed to have “beneficial ownership” of any shares they can acquire within sixty (60) days. For percentage calculations, any shares that a person can acquire within sixty (60) days are considered issued and outstanding for that person but not for others. This table does not imply beneficial ownership admission by anyone listed.

Name and Address of Owner(1)	Title of Class	Amount Owned	Percent of Class
SNBH Holdings, Inc.	Series B Preferred Stock	1,000,000 (2)	100%
George Furlan	Common Stock	11,080,063	9.4%
Dionne Pendelton	Common Stock	0	0
Eric Burns	Common Stock	0	0
All officers and directors as a group (3 persons)	Common Stock	11,080,063	9.4%

(1)	Unless otherwise indicated, the principal address of the executive officers, directors and 5% stockholders of the Company is: c/o Sentient Brands Holdings, Inc., 110 East 59th Street, 22nd Floor, New York NY 10022.

(2)	Shares of Series B Preferred Stock have a number of votes equal to the number of votes then held or entitled to be made by all other equity securities of the Company plus one (1).

FORWARD-LOOKING STATEMENTS

This Information Statement may contain certain “forward-looking” statements (as that term is defined in the Private Securities Litigation Reform Act of 1995 or by the SEC in its rules, regulations, and releases) representing our expectations or beliefs regarding us. These forward-looking statements include, but are not limited to, statements concerning our operations, economic performance, financial condition, and prospects and opportunities. For this purpose, any statements contained herein that are not statements of historical fact may be deemed to be forward-looking statements. Without limiting the generality of the foregoing, words such as “may,” “will,” “expect,” “believe,” “anticipate,” “intend,” “could,” “estimate,” “might,” or “continue” or the negative or other variations thereof or comparable terminology are intended to identify forward-looking statements. These statements, by their nature, involve substantial risks and uncertainties, certain of which are beyond our control, and actual results may differ materially depending on a variety of important factors, including factors discussed in this and other of our filings with the SEC.

MORE INFORMATION

We file periodic reports, proxy statements and other information with the SEC. You may read and copy materials we file with the SEC at the SEC’s Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC maintains an Internet site that contains reports, proxy and information statements, and other information regarding issuers that file electronically with the SEC at http://www.sec.gov. You may request a copy of documents filed with or furnished to the SEC by us, at no cost, by writing to the attention of our Corporate Secretary, or by telephoning the Company at 866-291-7778.

DOCUMENT DELIVERY FOR SHARED ADDRESSES

We appreciate your cooperation with our effort to send fewer mailings to households that share an address. If we are sending one copy of our documents to a shared address but you would prefer your own copy, just let us know. You can request this by writing or calling us at the contact details provided. If you are currently receiving multiple copies at a shared address and would prefer just one copy for the household, please inform us in the same way.

By Order of the Board of Directors,

George Furlan Chief Executive Officer

September 25, 2025

Appendix A

CERTIFICATE OF AMENDMENT

TO

ARTICLES OF INCORPORATION

OF

SENTIENT BRANDS HOLDINGS, INC.

Article 8 - CAPITAL STOCK is hereby amended by the addition of the following provision:

Recapitalization. Simultaneously with the effective date of this amendment (the “Effective Date”), each share of the Company’s Common Stock, par value $0.001 per share, issued and outstanding immediately prior to the Effective Date (the “Old Common Stock”) shall automatically and without any action on the part of the record holder thereof be reclassified as and changed into one-thirtieth (1/30) of a share (the “New Common Stock”), subject to the treatment of fractional share interests as described below. Each record holder of a certificate or certificates which immediately prior to the Effective Date represented outstanding shares of Old Common Stock (the “Old Certificates”, whether one or more) shall be entitled to receive upon surrender of such Old Certificates to the Company’s Exchange Agent for cancellation, a certificate or certificates (the “New Certificates”, whether one or more) representing the number of whole shares of the New Common Stock into which and for which the shares of the Old Common Stock formerly represented by such Old Certificates so surrendered, are reclassified under the terms hereof. From and after the Effective Date, Old Certificates shall represent only the right to receive new Certificates pursuant to the provisions hereof. A record holder of Old Certificates shall receive, in lieu of any fraction of a share of New Common Stock to which the record holder would otherwise be entitled, one full share. If more than one Old Certificate shall be surrendered at one time for the account of the same record stockholder, the number of full shares of New Common Stock for which new Certificates shall be issued shall be computed on the basis of the aggregate number of shares represented by the Old Certificates so surrendered. In the event that the Company’s Exchange Agent determines that a record holder of Old Certificates has not tendered all of his certificates for exchange, the Exchange Agent shall carry forward any fractional share until all certificates of that record holder have been presented for exchange such that issuance for fractional shares to any one person shall not exceed one full share. If any new Certificate is to be issued in the name other than that in which the Old Certificates surrendered for exchange are issued, the Old Certificates so surrendered shall be properly endorsed and otherwise in proper form for transfer, and the person or persons rtquesting such exchange shall affix any requisite stock transfer tax stamps to the Old Certificates surrendered, or provide funds for their purchase, or establish to the satisfaction of the exchange Agent that such taxes are not payable. From and after the Effective Date the amount which the shares of the Old Common Stock are reclassified under the terms hereof shall be the same as the amount of capital represented by the shares of Old Common Stock so reclassified, until thereafter reduced or increased in accordance with applicable law.”

Appendix B

RESTATED AND AMENDED

ARTICLES OF INCORPORATION

OF

SENTIENT BRANDS HOLDINGS, INC.

ARTICLE 1

NAME

The name of the Corporation shall be:

SENTIENT BRANDS HOLDINGS, INC.

ARTICLE 2

PRINCIPAL OFFICE

The principal office and place of business of the corporation in Nevada shall be:

701 S. Carson Street

Suite 200

Carson City, Nevada

89701

The resident agent for service of process shall be VCORP Services, LLC, 701 S. Carson Street, Suite 200, Carson City, Nevada 89701. Offices for the transaction of any business of the corporation and where meetings of the Board of Directors and of the stockholders may be held, may be established and maintained in any other part of the State of Nevada, or in any other State, Territory or Possession of the United States or in any foreign country, as determined by the Board of Directors.

ARTICLE 3

PURPOSE OF BUSINESS

The nature of the business and the object and purposes to be transacted, promoted and carried on by the corporation are and shall continue to be to engage in any lawful business authorized and permitted by the laws of the State of Nevada, United States, and any and all counties, states or cities wherein this said corporation may undertake to engage in business.

ARTICLE 4

PERPETUAL EXISTENCE

This corporation is to have perpetual existence.

ARTICLE 5

CAPITAL

The total number of shares of capital stock which may be issued by the corporation is five hundred twenty-five million (525,000,000), of which five hundred million (500,000,000) shares shall be Common Stock of the par value of one one-tenth of a cent ($0.001) per share (hereinafter referred to as the “Common Stock”) and twenty-five million (25,000,000) shares shall be Preferred Stock of the par value of one one-tenth of a cent ($0.001) per share (hereinafter referred to as the “Preferred Stock”). The designations and the powers, preferences and rights, and the qualifications, limitations or restrictions of the shares of each class of stock and the manner in which shares of stock are to be voted for the election of directors are as follows:

COMMON STOCK

Each share of Common Stock shall be equal in all respects to every other share of Common Stock of the corporation. Each share of Common Stock shall be entitled to one vote per share at each annual or special meeting of stockholders for the election of directors and upon any other matter coming before such meeting. Subject to all the rights of the Preferred Stock, dividends may be paid upon the Common Stock as and when declared by the board of directors out of any funds of the corporation legally available therefor. Upon any liquidation, dissolution or winding up of the corporation, whether voluntary or involuntary, and after the holders of each series of the Preferred Stock shall have been paid in full, the amounts to which they respectively shall be entitled under this Article 10, the remaining assets of the corporation shall be distributed pro rata to the holders of the Common Stock.

The holders of Common Stock shall not be entitled to any preemptive or preferential right to subscribe for or purchase any shares of capital stock of the corporation or any securities convertible into shares of capital stock of the corporation.

PREFERRED STOCK

The Preferred Stock shall be all of one class but may be issued from time to time in one or more series, each of such series to have such full or limited voting powers, if any, and such designations, preferences and relative, participating, optional or other special rights or qualifications, limitations or restrictions thereof as shall be stated and expressed in a resolution or resolutions providing for the issue of such series as may be adopted by the board of directors as hereinafter provided. Each share of Preferred Stock shall rank on a parity with each other share of Preferred Stock, regardless of series, with respect to the payment of dividends at the respectively designated rates and with respect to the distribution of capital assets according to the amounts to which the shares of the respective series are entitled.

Authority is hereby expressly granted to and vested in the board of directors, subject to the provisions of this Article 5, to authorize one or more series of Preferred Stock and, with respect to each series, to fix by resolution or resolutions providing for the issue of such series:

(a)       the number of shares to constitute such series and the distinctive designation thereof;

(b)       the dividend rate on the shares of such series, dividend payment dates, whether such dividends shall be cumulative, and, if cumulative, the date or dates from which dividends shall accumulate;

(c)        whether or not the shares of such series shall be redeemable, and, if redeemable, the redemption prices which the holders of the shares of such series shall be entitled to receive upon the redemption thereof;

(d)        whether or not the shares of such series shall be subject to the operation of retirement or sinking funds to be applied to the purchase or redemption of such shares for retirement and, if such retirement or sinking fund or funds be established, the annual amount thereof and the terms and provisions relative to the operation thereof,

(e)       whether or not the shares of such series shall be convertible into, or exchangeable for, shares of any other class or classes or of any other series of the same class of stock of the corporation and the conversion price or prices or ratio or ratios or the rate or rates at which such exchange may be made, with such adjustments relating to changes in the outstanding shares of such other class or classes or series of the same class of stock into which it is convertible or exchangeable for or otherwise, if any, as shall be stated and expressed or provided in such resolution or resolutions;

(f)        the preferences, if any, and the amounts thereof, which the shares of such series shall be entitled to receive upon the voluntary and involuntary dissolution of; or upon any distribution of the assets of, the corporation;

(g)        the voting power, if any, of the shares of such series, which voting power may include, at the option of the board of directors, provisions for increasing the number of directors by two or more and for the election of that number of members of the board of directors by the holders of shares of such series in the event that dividends payable on such series shall be in default in an amount equivalent to six full quarter-yearly dividends on all shares of such series at the time outstanding; and

(h)        such other special rights and protective provisions as the board of directors may deem advisable.

Notwithstanding the fixing of the number of shares constituting a particular series upon the issuance thereof, the board of directors may at any time thereafter authorize the issuance of additional shares of the same series.

The holders of Preferred Stock shall not be entitled to any preemptive or preferential right to subscribe for or purchase any shares of capital stock of the corporation or any securities convertible into shares of capital stock of the corporation.

VOTING

No holder of shares of capital stock possessing voting power shall have the right to cumulate his or her voting power in the election of directors.

ARTICLE 6

GOVERNING BOARD

The members of the governing board shall be known as directors and the number thereof shall be not less than one, the exact number to be fixed in accordance with the by-laws of the corporation; provided that the number so fixed in accordance with the by-laws may be increased or decreased within the limit above specified from time to time.

ARTICLE 7

SHARES NON-ASSESSABLE

The capital stock, after the amount of the subscription price, or par value, if greater, has been paid in shall be subject to no further assessment to pay the debts of the corporation.

ARTICLE 8

ELECTION OF DIRECTORS

At each meeting of holders of shares of capital stock for the election of directors at which a quorum is present, a nominee for election as a director in an uncontested election shall be elected to the board of directors if the number of votes cast for such nominee’s election exceeds the number of votes cast against such nominee’s election. For purposes of this Article 8, abstentions will not be considered votes cast for or against a nominee at the meeting. Notwithstanding the foregoing, if the number of candidates exceeds the number of directors to be elected, then, in that election, the nominees receiving the greatest number of votes shall be elected.

For purposes of this Article 8, an “uncontested election” means any meeting of holders of shares of capital stock at which the number of nominees does not exceed the number of directors to be elected and with respect to which no holder of capital stock has submitted notice of an intent to nominate a candidate for election at such meeting in accordance with the by-laws, as they may be amended from time to time, or, if such a notice has been submitted with respect to such meeting, on or before the tenth day prior to the date that the corporation files its definitive proxy statement relating to such meeting with the Securities and Exchange Commission (regardless of whether or not it is thereafter revised or supplemented), each such notice with respect to such meeting has been (A) withdrawn by its respective submitting stockholder in writing to the secretary of the corporation, (B) determined not to be a valid and effective notice of nomination (such determination to be made by the Board of Directors (or a designated committee thereof) pursuant to the by-laws, or, if challenged in court, by final court order) or (C) determined not to create a bona fide election contest by the Board of Directors (or a designated committee thereof).

ARTICLE 9

BYLAWS

Subject to the by-laws, if any, adopted by the stockholders, the board of directors is expressly authorized to make, alter or amend the by-laws of the corporation. The directors, without restriction or limitation, shall have all of the powers and authorities expressly conferred upon them by the statutes of this State and this corporation may in its by-laws confer powers upon its directors in addition to the powers and authorities expressly conferred upon them by the statutes of this State.

ARTICLE 10

TRANSACTIONS WITH DIRECTORS

The corporation may enter into contracts or transact business with one or more of its directors, or with any firm of which one or more of its directors are members, or with any corporation or association in which any one of its directors is a stockholder, director or officer, and such contract or transaction shall not be invalidated or in any wise affected by the fact that such director or directors have or may have interests therein which are or might be adverse to the interests of the corporation, even though the vote of the director or directors having such adverse interest shall have been necessary to obligate the corporation upon such contract or transaction provided such adverse interest is either known or made known to the remaining directors; and no director or directors having such adverse interest shall be liable to the corporation or to any stockholder or creditor thereof, or to any other person, for any loss incurred by it under or by reason of any such contract or transaction; nor shall any such director or directors be accountable for any gains or profits realized thereon: Always provided, however, that such contract or transaction shall at the time at which it was entered into have been a reasonable one to have been entered into and shall have been upon terms that at the time were fair.

ARTICLE 11

MEETINGS OF STOCKHOLDERS

Meetings of stockholders may be held without the State of Nevada, if the by-laws so provide. The books of this corporation may be kept (subject to the provision of the statutes) outside of the State of Nevada at such places as may be from time to time designated by the board of directors or in the by-laws of the corporation.

ARTICLE 12

AMENDMENTS

This corporation reserves the right to amend, alter, change or repeal any provision contained in these articles of incorporation, in the manner now or hereafter prescribed by statute, or by these articles of incorporation, and all rights conferred upon stockholders herein are granted subject to this reservation.

ARTICLE 13

PREEMPTIVE RIGHTS DENIED

No holder of shares of stock of the corporation shall be entitled as of right to purchase or subscribe for any part of any unissued stock of this corporation or of any new or additional authorized stock of the corporation of any class whatsoever, or of any issue of securities of the corporation convertible into stock, whether such stock or securities be issued for money or for a consideration other than money or by way of dividend, but any such unissued stock or such new or additional authorized stock or such securities convertible into stock may be issued and disposed of to such persons, firms, corporations and associations, and upon such terms as may be deemed advisable by the board of directors without offering to stockholders then of record or any class of stockholders any thereof upon the same terms or upon any terms.

ARTICLE 14

LIABILITY OF DIRECTORS

The liability of directors of the corporation shall be eliminated or limited to the fullest extent permitted by the Nevada Revised Statutes. If the Nevada Revised Statutes are amended to further eliminate or limit or authorize corporate action to further eliminate or limit the liability of directors or officers, the liability of directors and officers of the corporation shall be eliminated or limited to the fullest extent permitted by the Nevada Revised Statutes, as so amended from time to time. If the Nevada Revised Statutes are amended after approval by the stockholders of this Article 18 to authorize corporate action further eliminating or limiting the personal liability of directors, the liability of a director of the corporation shall be eliminated or limited to the fullest extent permitted by the Nevada Revised Statutes, as so amended from time to time. No repeal or modification of this Article 18 by the stockholders shall adversely affect any right or protection of a director of the corporation existing by virtue of this Article 14 at the time of such repeal or modification.

ARTICLE 15

INDEMNIFICATION

(a) The corporation shall indemnify and hold harmless any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that be or she is or was or has agreed to become a director or officer of the corporation or is serving at the request of the corporation as a director or officer of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise or by reason of actions alleged to have been taken or omitted in such capacity or in any other capacity while serving as a director or officer. The indemnification of directors and officers by the corporation shall be to the fullest extent authorized or permitted by applicable law, as such law exists or may hereafter be amended (but only to the extent that such amendment permits the corporation to provide broader indemnification rights than permitted prior to the amendment). The indemnification of directors and officers shall be against all loss, liability and expense (including attorneys fees, costs, damages, judgments, fines, amounts paid in settlement and ERISA excise taxes or penalties) actually and reasonably incurred by or on behalf of a director or officer in connection with such action, suit or proceeding, including any appeal; provided, however, that with respect to any action, suit or proceeding initiated by a director or officer, the corporation shall indemnify such director or officer only if the action, suit or proceeding was authorized by the board of directors of the corporation, except with respect to a suit for the enforcement of rights to indemnification or advancement of expenses in accordance with Section (c) hereof.

(b) The expenses of directors and officers incurred as a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative shall be paid by the corporation as they are incurred and in advance of the final disposition of the action, suit or proceeding; provided, however, that if applicable law so requires, the advance payment of expenses shall be made only upon receipt by the corporation of an undertaking by or on behalf of the director or officer to repay all amounts so advanced in the event that it is ultimately determined by a final decision, order or decree of a court of competent jurisdiction that the director or officer is not entitled to be indemnified for such expenses under this Article 19.

(c) Any director or officer may enforce his or her rights to indemnification or advance payments for expenses in a suit brought against the corporation if his or her request for indemnification or advance payments for expenses is wholly or partially refused by the corporation or if there is no determination with respect to such request within 60 days from receipt by the corporation of a written notice from the director or officer for such a determination. If a director or officer is successful in establishing in a suit his or her entitlement to receive or recover an advancement of expenses or a right to indemnification, in whole or in part, he or she shall also be indemnified by the corporation for costs and expenses incurred in such suit. It shall be a defense to any such suit (other than a suit brought to enforce a claim for the advancement of expenses under Section (b) of this Article 19 where the required undertaking, if any, has been received by the corporation) that the claimant has not met the standard of conduct set forth in the Nevada Revised Statutes. Neither the failure of the corporation to have made a determination prior to the commencement of such suit that indemnification of the director or officer is proper in the circumstances because the director or officer has met the applicable standard of conduct nor a determination by the corporation that the director or officer has not met such applicable standard of conduct shall be a defense to the suit or create a presumption that the director or officer has not met the applicable standard of conduct. In a suit brought by a director or officer to enforce a tight under this Section (c) or by the corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the burden of proving that a director or officer is not entitled to be indemnified or is not entitled to an advancement of expenses under this Section (c) or otherwise, shall be on the corporation.

(d) The right to indemnification and to the payment of expenses as they are incurred and in advance of the final disposition of the action, suit or proceeding shall not be exclusive of any other right to which a person may be entitled under these articles of incorporation or any by-law, agreement, statute, vote of stockholders or disinterested directors or otherwise. The right to indemnification under Section (a) hereof shall continue for a person who has ceased to be a director or officer and shall inure to the benefit of his or her heirs, next of kin, executors, administrators and legal representatives.

(e) The corporation may maintain insurance, at its expense, to protect itself and any director, officer, employee or agent of the corporation or another corporation, partnership, joint venture, trust or other enterprise against any loss, liability or expense, whether or not the corporation would have the power to indemnify such person against such loss, liability or expense under the Nevada Revised Statutes.

(f) The corporation shall not be obligated to reimburse the amount of any settlement unless it has agreed to such settlement. If any person shall unreasonably fail to enter into a settlement of any action, suit or proceeding within the scope of Section (a) hereof, offered or assented to by the opposing party or parties and which is acceptable to the corporation, then, notwithstanding any other provision of this Article 15, the indemnification obligation of the corporation in connection with such action, suit or proceeding shall be limited to the total of the amount at which settlement could have been made and the expenses incurred by such person prior to the time the settlement could reasonably have been effected.

(g) The corporation may, to the extent authorized from time to time by the board of directors, grant rights to indemnification and to the advancement of expenses to any employee or agent of the corporation or to any director, officer, employee or agent of any of its subsidiaries to the fullest extent of the provisions of this Article 15 subject to the imposition of any conditions or limitations as the board of directors of the corporation may deem necessary or appropriate.

ARTICLE 16

MANDATORY FORUM FOR ADJUDICATION OF DISPUTES

To the fullest extent permitted by law, and unless the corporation consents in writing to the selection of an alternative forum, the Eighth Judicial District Court of Clark County, Nevada, shall be the sole and exclusive forum for any or all actions, suits or proceedings, whether civil, administrative or investigative or that asserts any claim or counterclaim (each, an “Action”): (a) brought in the name or right of the corporation or on its behalf; (b) asserting a claim for breach of any fiduciary duty owed by any director, officer, employee or agent of the corporation to the corporation or the corporation’s stockholders; (c) arising or asserting a claim arising pursuant to any provision of NRS Chapters 78 or 92A or any provision of these articles of incorporation or any by-law; (d) to interpret, apply, enforce or determine the validity of these articles of incorporation or any by-law s; or (e) asserting a claim governed by the internal affairs doctrine. In the event that the Eighth Judicial District Court of Clark County, Nevada, does not have jurisdiction over any such Action, then any other state district court located in the State of Nevada shall be the sole and exclusive forum for such Action. In the event that no state district court in the State of Nevada has jurisdiction over any such Action, then a federal court located within the State of Nevada shall be the sole and exclusive forum for such Action.

ARTICLE 17

ACQUISITION OF CONTROLLING INTEREST

The corporation elects not to be governed by the terms and provisions of Sections 78.378 through 78.3793, inclusive, of the Nevada Revised Statutes, as the same may be amended, superseded, or replaced by a successor section, statute, or provision. No amendment to these articles of incorporation, directly or indirectly, by merger or consolidation or otherwise, having the effect of amending or repealing any provision of this Article 17 shall apply to or have any effect on any transaction involving acquisition of control by any person occurring prior to such amendment or repeal.

ARTICLE 18

COMBINATIONS WITH INTERESTED STOCKHOLDERS

The corporation elects not to be governed by the terms and provisions of Sections 78.411 through 78.444, inclusive, of the Nevada Revised Statutes, as the same may be amended, superseded, or replaced by any successor section, statute, or provision. No amendment to these articles of incorporation, directly or indirectly, by merger or consolidation or otherwise, having the effect of amending or repealing any provision of this Article 18 shall apply to or have any effect on any transaction with an interested stockholder occurring prior to such amendment or repeal.